GMAC RFC [GRAPHIC OMITTED][GRAPHIC OMITTED]

RBS GREENWICH CAPITAL (GRAPHIC OMITTED)

--------------------------------------------------------------------------------
                           RMBS NEW ISSUE TERM SHEET


                    $360,000,000 CERTIFICATES (APPROXIMATE)

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-RZ3

                           RAMP SERIES 2004-RZ3 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer




                               SEPTEMBER 10, 2004


     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


--------------------------------------------------------------------------------
          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
          MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
          SERIES 2004-RZ3 $360,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                           RAMP SERIES 2004-RZ3 TRUST STRUCTURAL SUMMARY
                               SEPTEMBER 10, 2004
                $360,000,000 (APPROXIMATE - SUBJECT TO REVISION)
                       CHARACTERISTICS OF THE CERTIFICATES

-----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                  CERTIFICATES
-----------------------------------------------------------------------------------------------------------
Class (4)    Loan     Expected    InterestPrincipal Expected      Expected       Final        Expected
                                                                  Principal
                                                                    Window      Scheduled       Ratings
                      Class Size                     WAL (yrs)      (mos)      Distribution    (Moody's/
              Group    ($) (1)       Type   Type     Call/Mat      Call/Mat      Date (5)        S&P)
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
A-I-1(3)       I     $56,735,000   Floating  SEQ    0.90 / 0.90  1-20 / 1-20    March 2024      Aaa/AAA
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
                                                                   20-29 /
A-I-2(3)       I     $24,124,000    Fixed    SEQ    2.00 / 2.00     20-29      October 2027     Aaa/AAA
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
                                                                   29-46 /
A-I-3(3)       I     $25,230,000    Fixed    SEQ    3.00 / 3.00     29-46      January 2031     Aaa/AAA
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
                                                                   46-81 /
A-I-4(3)       I     $22,038,000    Fixed    SEQ    5.00 / 5.00     46-81        May 2033       Aaa/AAA
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
                                                      7.87 /       81-96 /
A-I-5(2)(3)    I     $13,148,000    Fixed    SEQ       10.63        81-209     October 2034     Aaa/AAA
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
                                                                   38-96 /
A-I-6(3)(6)    I     $13,000,000    Fixed    NAS    6.31 / 6.50     38-207     October 2034     Aaa/AAA
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
M-I-1(3)(7)    I      $6,800,000    Fixed    MEZ    5.35 / 5.81    37-96 /     October 2034     Aa2/AA
                                                                    37-153
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
                                                                   37-96 /
M-I-2(3)(7)    I      $5,100,000    Fixed    MEZ    5.34 / 5.68     37-135     October 2034      A2/A
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
                                                                   37-96 /
M-I-3(3)(7)    I      $2,125,000    Fixed    MEZ    5.34 / 5.47     37-112     October 2034    Baa1/BBB+
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
                                                                   37-96 /
M-I-4(3)(7)    I      $1,700,000    Fixed    MEZ    5.16 / 5.16     37-96      October 2034    Baa2/BBB
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
A-II-1(2)(3)   II    $85,200,000   Floating  SEQ    1.00 / 1.00  1-23 / 1-23   October 2024     Aaa/AAA
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
                                                                   23-60 /
A-II-2(2)(3)   II    $57,150,000   Floating   SEQ    3.00 / 3.00     23-60      January 2032     Aaa/AAA
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
                                                                   60-79 /
A-II-3(2)(3)   II    $24,850,000   Floating   SEQ    6.18 / 7.51     60-173      July 2034       Aaa/AAA
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
M-II-1(2)(3)(7)II    $10,450,000   Floating  MEZ    4.58 / 4.98    39-79 /     October 2034     Aa2/AA
                                                                    39-133
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
                                                                  38-79 /
M-II-2(2)(3)(7)II     $7,125,000   Floating   MEZ    4.54 / 4.85     38-117     October 2034      A2/A
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
                                                                  37-79 /
M-II-3(2)(3)(7)II     $3,325,000   Floating   MEZ    4.51 / 4.68     37-98      October 2034    Baa1/BBB+
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
                                                                  37-79 /
M-II-4(2)(3)(7)II     $1,900,000   Floating   MEZ    4.44 / 4.45     37-82      October 2034    Baa2/BBB
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------
A-IO (8)       I     $82,970,000    Fixed    IO         N/A          N/A       October 2034     Aaa/AAA
------------- ------ ------------- ------- -------- ------------ ------------- ------------- --------------


 STRUCTURE:

(1) The Class Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The fixed rate used to calculate the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum, the applicable margin on the Class A-II Certificates will increase to 2x their original margin and the applicable margin on the Class M-II Certificates will increase to 1.5x their original margin on the second Distribution Date after the first possible related Optional Termination Date.

(3) The Class A-I Certificates (other than the Class-IO Certificates) and M-I Certificates may be subject to the Group I Net WAC Cap. The Class A-II Certificates and M-II Certificates may be subject to the Group II Net WAC Cap.
(4) The Offered Certificates will be priced to the Clean-up Call Date at the Prepayment Pricing Assumption.
(5) For the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates as well as the Class A-II-1, Class A-II-2 and Class A-II-3 Certificates, the Final Scheduled Distribution Date will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust with respect to either loan group on the related Optional Termination Date, a required overcollateralization amount of $0, and no Excess Cashflow on any Distribution Date. For all other classes of certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan in the related loan group.
(6)   Principal Lockout Bond.
(7) The Class M-I Certificates and the Class M-II Certificates are not expected to receive principal payments prior to the related Stepdown Date.
(8) The Class IO Certificates are interest only certificates and will pay according to the schedule described herein.

-------------------------------------------------------------------------------
                         PREPAYMENT PRICING ASSUMPTIONS
-------------------------------------------------------------------------------

GROUP I: 100% PPC, assumes that prepayments start at 4% CPR in month one, increase by approximately 1.909% each month to 25% CPR in month twelve, and remain at 25% CPR thereafter.


GROUP II: 100% PPC, assumes that prepayments start at 4% CPR in month one, increase by approximately 2.364% each month to 30% CPR in month twelve, and remain at 30% CPR thereafter.

--------------------------------------------------------------------------------
                    HIGHLIGHTS OF THE HOME SOLUTIONS PROGRAM

|X| The Home Solution Program is primarily used by borrowers who wish to finance the full value of the home plus closing costs. A typical borrower is one who has limited liquidity or one who prefers not to take cash out of investments.

|X|     Requires residual income of at least $1,500.

|X| Maximum LTV may be as high as 107% but LTVs above 103% require an A1 or A2 Credit Grade. |X| Maximum LTV of 103% for credit scores below 680.

|X| Two full appraisals required for credit scores below 620 (or one full appraisal and a field review).

|X| No (a) manufactured homes or unique properties or (b) Section 32 loans allowed.

             -------------------------------------------------------------------
                              CLASS A-IO CERTIFICATE SCHEDULE
             -------------------------------------------------------------------
             ----------------------- --------------------- ---------------------
                     PERIOD          CLASS A-IO NOTIONAL          COUPON
                                            AMOUNT
                       1                 $82,970,000              3.50%
                       2                 $78,840,000              3.50%
                       3                 $72,190,000              3.50%
                       4                 $71,530,000              3.50%
                       5                 $67,790,000              3.50%
                       6                 $62,580,000              3.50%
                       7                 $58,320,000              3.50%
                       8                 $57,250,000              3.50%
                       9                 $52,570,000              3.50%
                       10                $48,840,000              3.50%
                       11                $46,920,000              3.50%
                       12                $43,050,000              3.50%
                       13                $41,240,000              3.50%
                       14                $38,200,000              3.50%
                       15                $34,930,000              3.50%
                       16                $35,710,000              3.50%
                       17                $33,570,000              3.50%
                       18                $30,920,000              3.50%
                       19                $30,040,000              3.50%
                       20                $27,750,000              3.50%
                       21                $25,460,000              3.50%
                       22                $24,330,000              3.50%
                       23                $22,520,000              3.50%
                       24                $21,350,000              3.50%
                       25                     $0
             ----------------------- --------------------- ---------------------

-------------------------------------------------------------------------------
                                SUMMARY OF TERMS
-------------------------------------------------------------------------------
--------------------- ---------------------------------------------------------
TITLE OF SECURITIES:

                        RAMP Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RZ3.

OFFERED
CERTIFICATES:

                        Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates, Class A-I-6 Certificates and Class A-IO Certificates (the "Class A-I Certificates"); Class A-II-1 Certificates, Class A-II-2 Certificates and Class A-II-3 Certificates (the "Class A-II Certificates"). The Class A-I Certificates and the Class A-II Certificates are referred to herein as the "Class A Certificates". Class M-I-1 Certificates, Class M-I-2 Certificates, Class M-I-3 Certificates and Class M-I-4 Certificates (the "Class M-I Certificates"); Class M-II-1 Certificates, Class M-II-2 Certificates, Class M-II-3 Certificates and Class M-II-4 Certificates (the "Class M-II Certificates"). Class M-I-1 Certificates and Class M-II-1 Certificates (the "Class M-1 Certificates"); Class M-I-2 Certificates and Class M-II-2 Certificates (the "Class M-2 Certificates"); Class M-I-3 Certificates and Class M-II-3 Certificates (the "Class M-3 Certificates"); Class M-I-4 Certificates and Class M-II-4 Certificates (the "Class M-4 Certificates").

                        The Class M-I Certificates and the Class M-II Certificates are referred to herein as the "Class M Certificates". The Class A Certificates and the Class M Certificates will be offered via the Prospectus (the "Offered Certificates"). The Class A-I and Class M-I Certificates are referred to herein as the "Group I Certificates" and the Class A-II and Class M-II Certificates are referred to herein as the "Group II Certificates"

MASTER SERVICER:      Residential Funding Corporation.

SUBSERVICER:

                        The primary servicing will be provided by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 100% of the Mortgage Loans.

TRUSTEE:                JPMorgan Chase Bank.

DEPOSITOR:

                        Residential Asset Mortgage Products, Inc., an affiliate of Residential Funding Corporation.

LEAD MANAGER:          Greenwich Capital Markets, Inc. ("RBS Greenwich Capital")

CO-MANAGER:            Residential Funding Securities Corporation.

CUT-OFF DATE:          September 1, 2004.

STATISTICAL CUT-OFF    August 1, 2004.
DATE:

DISTRIBUTION DATES:   Distribution of principal and interest on the
                      Offered Certificates will be made on the 25th day of each month, or if such day is not a business day, the first business day thereafter, beginning in October 2004.

CLOSING DATE:         On or about September 29, 2004.

ERISA ELIGIBILITY:    The Class A Certificates MAY BE eligible for
                      purchase by employee benefit plans that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. The Class M Certificates will not be eligible for purchase by such plans other than assets of insurance company general accounts. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                      Code of such a plan's acquisition and ownership of such Offered Certificates.


SMMEA ELIGIBILITY:    NONE of the Offered Certificates are expected
                      to constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAX STATUS:

                        The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

-------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
-------------------------------------------------------------------------------


P&I ADVANCES:

                        The Master Servicer will be obligated to advance, or cause to be advanced, cash with respect to delinquent payments of principal and interest on the Mortgage Loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the related Mortgage Loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses.


MONTHLY FEES:
                        Subservicing fee of 0.25% per annum, payable monthly; Master Servicing Fee of 0.05% per annum, payable monthly.

ELIGIBLE MASTER SERVICING
COMPENSATION:

                        For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the Mortgage Loans immediately preceding that Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date.


OPTIONAL TERMINATION:
                        If the aggregate principal balance of either Loan Group I or Loan Group II individually falls below 10% of the original principal balance thereof ("Optional Termination Date"), the Master Servicer may terminate the portion of the trust related to that loan group by purchasing the Mortgage Loans related to that loan group.

MORTGAGE LOANS:

                        The mortgage pool will be divided into Group I Mortgage Loans ("Group I"), which will consist of one- to two-family, fixed rate Mortgage Loans secured by first liens on fee simple or leasehold interests on residential mortgage properties, and Group II Mortgage Loans ("Group II") which will consist of one- to two-family, adjustable rate Mortgage Loans secured by first liens on fee simple or leasehold interests on residential mortgage properties.


FORM OF CERTIFICATES:

                        The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear. The Offered Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof.


PROSPECTUS:

                        The Class A Certificates and Class M Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

-------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
-------------------------------------------------------------------------------


CREDIT ENHANCEMENT:            Credit enhancement is provided by the following:
                               (1) Excess Cashflow; (2) Overcollateralization;
                               (3) Cross-collateralization; and (4)
                               Subordination.

EXPECTED CREDIT SUPPORT
PERCENTAGE:
 LOAN GROUP I                          LOAN GROUP II
  -------------------------------------- --------------------------------------
  ------------ ------------ ------------ ------------ ------------ ------------
                 Initial       After                    Initial       After
                  Credit      Stepdown                   Credit      Stepdown
      Class       Support      Support       Class       Support      Support
  ------------ ------------ ------------ ------------ ------------ ------------
  ------------ ------------ ------------ ------------ ------------ ------------
        A         9.25%       21.50%           A        12.00%       27.60%
       M-1        5.25%       13.50%          M-1        6.50%       16.60%
       M-2        2.25%        7.50%          M-2        2.75%        9.10%
       M-3        1.00%        5.00%          M-3        1.00%        5.60%
       M-4        0.00%        3.00%          M-4        0.00%        3.60%
  ------------ ------------ ------------ ------------ ------------ ------------

                        For any class of Offered Certificates, the initial Credit Support is the aggregate certificate principal balance of all Offered Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the related Mortgage Loans as of the Cut-off Date. The initial Credit Support is not inclusive of the Required OC Amount. The Credit Support after the related Stepdown Date is inclusive of the Required OC Amount.

SUBORDINATION PERCENTAGE:


------------------------------------ --------------------------------------
 LOAN GROUP I                          LOAN GROUP II
------------------------------------ --------------------------------------
---------- ------------------------- ------------ -------------------------
  Class    Subordination Percentage      Class    Subordination Percentage
---------- ------------------------- ------------ -------------------------
---------- ------------------------- ------------ -------------------------
    A                78.50%                A                72.40%
   M-1               86.50%               M-1               83.40%
   M-2               92.50%               M-2               90.90%
   M-3               95.00%               M-3               94.40%
   M-4               97.00%               M-4               96.40%
---------- ------------------------- ------------ -------------------------


EXCESS CASHFLOW:

                        With respect to each loan group and any Distribution Date, an amount equal to the sum of (x) the excess, if any, of (i) the related Available Distribution amount for that Distribution Date over (ii) the sum of (a) the related Interest Distribution Amount for that Distribution Date and (b) the related Principal Remittance Amount for that Distribution Date and (y) the related Overcollateralization Reduction Amount, if any for that Distribution Date.


                        Excess Cashflow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

--------------------------------------------------------------------------------
                         CREDIT ENHANCEMENT (CONTINUED)
--------------------------------------------------------------------------------
REQUIRED
OVERCOLLATERALIZATION AMOUNT:

                        For the Group I Certificates, with respect to any Distribution Date commencing in April 2005, (a) prior to the Stepdown Date, 1.50% of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-Off Date or (b) on or after the Stepdown Date, the greater of (i) 3.00% of the then current aggregate principal balance of the Group I Mortgage Loans as of the end of the related due period and (ii) the Overcollateralization Floor; provided, however, that if a Trigger Event is in effect, the Required Overcollateralization Amount with respect to the Group I Mortgage Loans will not be reduced and will remain at the Required Overcollateralization Amount from the previous Distribution Date. For the Group II Certificates, with respect to any Distribution Date commencing in April 2005, (a) prior to the Stepdown Date, 1.80% of the aggregate principal balance of the Group II Mortgage Loans as of the Cut-Off Date or (b) on or after the Stepdown Date, the greater of (i) 3.60% of the then current aggregate principal balance of the Mortgage Loans as of the end of the related due period and (ii) the Overcollateralization Floor; provided, however, that if a Trigger Event is in effect, the Required Overcollateralization Amount with respect to the Group II Mortgage Loans will not be reduced and will remain at the Required Overcollateralization Amount from the previous Distribution Date.


OVERCOLLATERALIZATION FLOOR:

                        For the Group I Certificates, an amount equal to 0.50% of the Cut-Off Date aggregate principal balance of the Group I Mortgage Loans or approximately $850,000. For the Group II Certificates, an amount equal to 0.50% of the Cut-Off Date aggregate principal balance of the Group II Mortgage Loans or approximately $950,000.

EXCESS OVERCOLLATERALIZATION
AMOUNT:

                        With respect to the related loan group and any Distribution Date, the excess, if any, of the Overcollateralization Amount on that Distribution Date over the Required Overcollateralization Amount on that Distribution Date.


OVERCOLLATERALIZATION AMOUNT:

                        The overcollateralization ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required OC Target Amount is reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related Offered Certificates, resulting in the accumulation of OC. By paying down the certificate principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an OC amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the aggregate certificate principal balance of the related Offered Certificates is created. Commencing in April 2005, excess interest, to the extent not used to cover losses, will be directed to build each loan group's OC until the respective loan group reaches its required OC Target Amount. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required OC Target Amount.


OVERCOLLATERALIZATION REDUCTION AMOUNT:

                        With respect to any Distribution Date, after taking into account all other distributions on that Distribution Date, the lesser of (a) the Excess Overcollateralization Amount immediately prior to that Distribution Date for the related group, and (b) the Principal Remittance Amount for that Distribution Date for the related group.


STEPDOWN DATE:

                        For each group of certificates, the earlier to occur of
                        (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the related Class A Certificates has been reduced to zero or (ii) the later to occur of
                        (x) the Distribution Date in October 2007 and (y) the first Distribution Date on which the related Senior Enhancement Percentage is greater than or equal to the related Specified Enhancement Percentage.

SPECIFIED ENHANCEMENT
PERCENTAGE:

                        The Specified Enhancement Percentage is 21.50% for Loan Group I and 27.60% for Loan Group II.

SENIOR ENHANCEMENT
PERCENTAGE:

                        For either loan group on any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the related Class M Certificates immediately prior to that Distribution Date and (y) the Overcollateralization Amount of the related loan group, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans in that loan group after giving effect to distributions to be made on that Distribution Date.

----------------------------------------------------------------------------
                         CREDIT ENHANCEMENT (CONTINUED)
----------------------------------------------------------------------------


TRIGGER EVENT:

                        A Trigger Event is in effect with respect to any Distribution Date on or after the Stepdown Date, if (i) the Sixty-Plus Delinquency Percentage, as determined on that Distribution Date, exceeds 10.75% with respect to Loan Group I or 11.00% with respect to Loan Group II or
                        (ii) if during such period the aggregate amount of realized losses allocated as a percentage of the Cut-Off Date aggregate principal balance of the Mortgage Loans exceeds the values defined below:


CUMULATIVE REALIZED LOSS
PERCENTAGE:



 DISTRIBUTION
DATES (LINEAR
   TRIGGER)        LOAN GROUP I                     LOAN GROUP II

Months 37-48  1.50% with respect to Month        2.25% with respect to
              37, plus an additional             Month 37, plus an additional 1/12th
              1/12th of 1.00% for each           of 1.00% for each month
              month thereafter                   thereafter

Months 49-60  2.50% with respect to Month 49     3.25% with respect to Month 49,
              plus an additional 1/12th of 0.75% plus an additional 1/12th of 1.00%
              for each month thereafter           for each month thereafter

Months 61-72  3.25% with respect to Month 61,    4.25% with respect to Month 61,
              plus an additional                 plus an additional
              1/12th  of 0.25% for each month    1/12th of 0.75% for each month
              thereafter                         thereafter

Months 73 and   4.00%                            4.50%
thereafter


SIXTY-PLUS DELINQUENCY
PERCENTAGE:

                        With respect to either loan group and any Distribution Date on or after the related Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with the applicable Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans in that loan group that are 60 or more days delinquent in payment of principal and interest for the relevant Distribution Date, including Mortgage Loans in that loan group in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in that loan group immediately preceding the relevant Distribution Date.

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------


INTEREST PAYMENTS:

                        On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related Accrual Period, and any interest due on a prior Distribution Date that was not paid.


ACCRUAL PERIOD:

                        Class A-I-1 Certificates, Class A-II Certificates and Class M-II Certificates: From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis. Classes A-I-2 through A-I-6 Certificates, the Class A-IO Certificates and Class M-I Certificates: The calendar month preceding the current Distribution Date on a 30/360 basis.

EXPENSE FEE RATE:

                        With respect to any Mortgage Loan, the Expense Fee Rate consists of the servicing fee for such Mortgage Loan. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

NET  MORTGAGE RATE:     With respect to any Mortgage Loan, the
                        mortgage rate thereon minus the Expense Fee Rate.


MAXIMUM NET MORTGAGE
RATE:
                        With respect to any Mortgage Loan in Group II, the maximum net mortgage rate for such Mortgage Loans.


INTEREST DISTRIBUTION
AMOUNT:

                        For each loan group and any Distribution Date the lesser of (i) the Available Distribution Amount and (ii) the aggregate amount of accrued certificate interest on the Offered Certificates for that Distribution Date, less
                        (a) any Prepayment Interest Shortfalls for that Distribution Date not covered by Eligible Master Servicing Compensation as described herein and (b) any Relief Act Shortfalls.

GROUP I NET WAC CAP:

                        The pass-through rate of each class of the Group I Certificates (other than the Class A-IO Certificates) may be subject to a cap equal to the weighted average of the Net Mortgage Rates less the product of (a) 3.50% and
                        (b) a fraction, the numerator of which is the Class A-IO Notional Amount for the related Distribution Date and the denominator of which is the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related remittance period. The Group I Net WAC Cap for the Class A-I-1 Certificates will be further adjusted to reflect an actual/360-day basis interest accrual.


GROUP I NET WAC CAP
SHORTFALL:
                        With respect to each class of Group I Certificates (other than the Class A-IO Certificate), and any Distribution Date on which the Group I Net WAC Cap is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap did not apply, over (ii) accrued certificate interest calculated using the Group I Net WAC Cap.

GROUP I NET WAC CAP
SHORTFALL CARRY-FORWARD
AMOUNT:
                        With respect to each class of Class A-I Certificates (other than the Class A-IO Certificates) and the Class M-I Certificates and any Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under Excess Cashflow Distributions. No such carry-forward will be paid to any class of Class A-I Certificates or Class M-I Certificates once the certificate principal balance thereof has been reduced to zero.

GROUP II NET WAC CAP:

                        The pass-through rates of the Class A-II Certificates and Class M-II Certificates with respect to each Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Loan Group II Mortgage Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.


GROUP II BASIS RISK
SHORTFALL:


                        With respect to each class of Class A-II Certificates and Class M-II Certificates, and any Distribution Date on which the Group II Net WAC Cap is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group II Net WAC Cap did not apply, provided that this rate does not exceed the weighted average Maximum Net Mortgage Rate over (ii) accrued certificate interest calculated using the Group II Net WAC Cap.


GROUP II BASIS RISK
SHORTFALL CARRY-FORWARD
AMOUNT:

                        With respect to each class of Class A-II Certificates and Class M-II Certificates, and any Distribution Date, an amount equal to any unpaid Group II Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate that would otherwise be applicable if the Group II Net WAC Cap did not apply, provided that this rate is no greater than the weighted average Maximum Net Mortgage Rate. Any reimbursement of such carry-forward will only come from interest on the Mortgage Loans and will be paid as described under Excess Cashflow Distributions. No such carry-forward will be paid to any class of Class A-II Certificates or Class M-II Certificates once the certificate principal balance thereof has been reduced to zero.

PREPAYMENT INTEREST
SHORTFALL:

                        With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the Mortgage Loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the Mortgage Loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefor.


RELIEF  ACT SHORTFALLS:

                        With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act. Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cashflow in the current period will remain unpaid. Relief Act Shortfalls in either loan group are allocated on a pro-rata basis among the related Offered Certificates in such loan group.

--------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)
--------------------------------------------------------------------------------

ALLOCATION OF SHORTFALL:

                        Any Prepayment Interest Shortfalls in either loan group which are not covered by Eligible Master Servicing Compensation and any Relief Act Shortfalls in either loan group will be allocated among the offered certificates, pro-rata, in such loan group in accordance with the amount of Accrued Certificate Interest that would have accrued on that certificate absent these shortfalls. Relief Act Shortfalls will only be paid on the related Distribution Date and only to the extent of Excess Cashflow available therefore. Any Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation or Excess Cash Flow and allocated to a class of offered certificates will accrue interest at the then applicable pass-through rate on that class of offered certificates.


STEP-UP COUPON:

                        If the Master Servicer does not purchase the remaining Mortgage Loans in Loan Group I on the first possible related Optional Termination Date, the fixed rate used to calculate the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second Distribution Date following that Optional Termination Date. If the Master Servicer does not purchase the remaining Mortgage Loans in Loan Group II on the first possible related Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x the original margin and the applicable margin for the Class M-II Certificates will increase to 1.5x the original margin on the second Distribution Date following that Optional Termination Date.

AVAILABLE DISTRIBUTION
AMOUNT:


                        For each group, as applicable, for any Distribution Date, an amount equal to the sum of the following amounts: (a) the aggregate amount of scheduled payments on the Mortgage Loans due during the related due period and received on or prior to the related determination date, after deduction of the master servicing fees and any subservicing fees in respect of such Mortgage Loans;
                        (b) unscheduled payments, including mortgagor prepayments on Mortgage Loans, insurance proceeds, liquidation proceeds and subsequent recoveries from such Mortgage Loans, and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the preceding calendar month; and (c) all advances made for that Distribution Date in respect of the Mortgage Loans.

                        With respect to any Distribution Date, the due period is the calendar month in which the Distribution Date occurs and the determination date is the 20th day of the month in which the Distribution Date occurs or, if the 20th day is not a business day, the immediately succeeding business day. The due date with respect to each Mortgage Loan is the date on which the scheduled monthly payment is due.

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
---------------------------------- ---------------------------------------------

INTEREST DISTRIBUTIONS:

                        On each Distribution Date, accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest) will be paid to the holders of Offered Certificates to the extent of the Available Distribution Amount from the related loan group (after payment of the Expense Fee Rate) in the following order of priority:


                        (i) With respect to Loan Group I, to the Class A-I Certificates, pro rata, and with respect to Loan Group II, to the Class A-II Certificates, pro rata;

                        (ii)    To the related Class M-1 Certificates;

                        (iii)   To the related Class M-2 Certificates;

                        (iv) To the related Class M-3 Certificates; and (v) To the related Class M-4 Certificates.

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------- ----------------------------------------------


PRINCIPAL DISTRIBUTIONS:

                        On each Distribution Date, the related Principal Distribution Amount for each loan group will be distributed as follows:

                        (i) To the related Class A Certificates, the related Class A Principal Distribution Amount, allocated as described below under "Class A Principal Distributions" until the certificate principal balances thereof are reduced to zero;

                        (ii) To the related Class M-1 Certificates, the related Class M-1 Principal Distribution Amount, until the certificate principal balance of the related Class M-1 Certificates is reduced to zero;

                        (iii) To the related Class M-2 Certificates, the related Class M-2 Principal Distribution Amount, until the certificate principal balance of the related Class M-2 Certificates is reduced to zero;

                        (iv) To the related Class M-3 Certificates, the related Class M-3 Principal Distribution Amount, until the certificate principal balance of the related Class M-3 Certificates is reduced to zero; and

                        (v) To the related Class M-4 Certificates, the related Amount, until the certificate principal balance of the related Class M-4 Certificates is reduced to zero.

--------------------------------------------------------------------------------
                       PRINCIPAL DISTRIBUTIONS (CONTINUED)

CLASS A PRINCIPAL DISTRIBUTIONS:

                        The Class A Principal Distribution Amount for Loan Group I will be distributed as follows:


                                (i)     To the Class A-I-6 Certificates, the
                                        Class A-I-6 Lockout Distribution Amount
                                        for that Distribution Date, until the
                                        certificate principal balance thereof is reduced to zero;

                                  (ii) To the Class A-I-1 Certificates, until the certificate principal balance thereof is reduced to zero;

                                  (iii) To the Class A-I-2 Certificates, until the certificate principal balance thereof is reduced to zero;
                                  (iv) To the Class A-I-3 Certificates, until the certificate principal balance thereof is reduced to zero;
                                  (v) To the Class A-I-4 Certificates, until the certificate principal balance thereof is reduced to zero;
                                  (vi) To the Class A-I-5 Certificates, until the certificate principal balance thereof is reduced to zero; and
                                  (vii) To the Class A-I-6 Certificates, until the certificate principal balance thereof is reduced to zero.

                        The Class A Principal Distribution Amount for Loan Group II will be distributed as follows: (i) To the Class A-II-1 Certificates, until the certificate principal balance thereof is reduced to zero;

                                (ii) To the Class A-II-2 Certificates, until the certificate principal balance thereof is reduced to zero; and

                                (iii) To the Class A-II-3 Certificates, until the certificate principal balance thereof is reduced to zero.

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTIONS
--------------------------------- ----------------------------------------------

EXCESS CASHFLOW DISTRIBUTIONS:

                        On any Distribution Date, the Excess Cashflow for each loan group will be allocated in the following order of priority:

                                (i)     To pay the holders of the related
                                        Offered Certificates the principal
                                        portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that loan group for the preceding calendar month;

                                  (ii) To pay the holders of the non-related
                                       Offered Certificates the principal
                                       portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that non-related loan group for the preceding calendar month to the extent not covered by Excess Cashflow from that non-related loan group;
                                  (iii)Commencing with the Distribution Date in
                                       April 2005, to pay the holders of the
                                       related Offered Certificates in respect
                                       of principal (in the order of priority as described above under "Principal Distributions"), until the related OC Target has been achieved;
                                  (iv) Commencing with the Distribution Date in
                                       April 2005, to pay the holders of the
                                       non-related Offered Certificates in
                                       respect of principal (in the order of
                                       priority as described above under
                                       "Principal Distributions"), until the OC
                                       Target for that non-related loan group
                                       has been achieved to the extent not
                                       covered by Excess Cashflow from that
                                       non-related loan group;
                                  (v)  To pay to the holders of the related
                                       Offered Certificates, pro rata based on
                                       prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto;
                                  (vi) To pay to the holders of the non-related
                                       Offered Certificates, pro rata based on
                                       prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation or Excess Cashflow from that non-related loan group on that Distribution Date;
                                  (vii)To pay to the holders of the related
                                       Offered Certificates, pro rata based on
                                       the amount of any unpaid prepayment
                                       interest shortfalls previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;
                                  (viii) To pay to the holders of the
                                       non-related Offered Certificates, pro
                                       rata based on the amount of any unpaid
                                       prepayment interest shortfalls previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon, to the extent not covered by Excess Cashflow from that non-related loan group;
                                  (ix) To pay to the holders of the related
                                       Class A Certificates, pro-rata, and then to the related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall
                                       Carry-Forward Amounts or any Group II
                                       Basis Risk Shortfall Carry-Forward
                                       Amounts, as applicable;

--------------------------------------------------------------------------------
                    EXCESS CASHFLOW DISTRIBUTIONS (CONTINUED)
--------------------------------- ----------------------------------------------

                                  (x) To pay to the holders of the non-related Class A Certificates, pro-rata, and then to the non-related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall
                                       Carry-Forward Amounts or any Group II
                                       Basis Risk Shortfall Carry-Forward
                                       Amounts, as applicable, in each case to
                                       the extent not covered by Excess Cashflow from that non-related loan group;
                                  (xi) To pay the holders of the related Offered
                                       Certificates, pro rata based on Relief
                                       Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period;
                                  (xii)To pay the holders of the non-related
                                       Offered Certificates, pro rata based on
                                       Relief Act Shortfalls allocated thereto
                                       for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period to the extent not covered by Excess Cashflow for that non-related loan group;
                                  (xiii) To pay to the holders of the related
                                       Class A Certificates, pro rata, and the
                                       related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;
                                  (xiv)To pay to the holders of the non-related
                                       Class A Certificates, pro rata, and the
                                       non-related Class M Certificates, in
                                       order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed to the extent not covered by Excess Cashflow for that non-related loan group; and
                                  (xv) To pay to the holder of the related Class
                                       SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

PRINCIPAL REMITTANCE AMOUNT:

                        For each group, as applicable, for any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the related Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the Pooling and Servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.


PRINCIPAL DISTRIBUTION AMOUNT:

                        For each group, as applicable, for any Distribution Date, the lesser of (a) the excess of (i) the related Available Distribution Amount over (ii) the related Interest Distribution Amount and (b) the sum of the following amounts (i) the Principal Remittance Amount for the related Mortgage Loans and (ii) the Excess Cashflow to the extent distributable as principal to cover realized losses on the related Mortgage Loans and to reach the Required Overcollateralization Amount, minus the Overcollateralization Reduction Amount, and certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement. In no event will the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate Certificate Principal Balance of the Offered Certificates.

--------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)
--------------------------------------------------------------------------------
CLASS A PRINCIPAL DISTRIBUTION
AMOUNT:

                        With respect to either loan group and any Distribution Date (a) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                                (i)     The related Principal Distribution
                                        Amount for that Distribution Date; and

                                (ii) The excess, if any, of (a) the aggregate certificate principal balance of the related Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) the applicable Subordination Percentage and
                                        (2) the aggregate stated principal
                                        balance of the related Mortgage Loans
                                        after giving effect to distributions to
                                        be made on that Distribution Date and
                                        (y) the aggregate stated principal
                                        balance of the related Mortgage Loans
                                        after giving affect to the distributions to be made on such Distribution Date minus the related OC Floor.
CLASS A-I-6 LOCKOUT
DISTRIBUTION AMOUNT:

                        For any Distribution Date, the product of (a) the Class A-I-6 Lockout Percentage for that Distribution Date, (b) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate certificate principal balance of all Class A-I Certificates (in each case immediately prior to such Distribution Date) and
                        (c) the Class A Principal Distribution Amount for Loan Group I for such Distribution Date.


CLASS A-I-6 LOCKOUT PERCENTAGE:

  The Class A-I-6 Lockout Percentage is assigned as follows:
                       (i)     Between October 2004 and September 2007: 0%;
                       (ii)    Between October 2007 and September 2009: 45%;
                       (iii)   Between October 2009 and September 2010: 80%;
                       (iv)    Between October 2010 and September 2011: 100%;
                       (v)     From October 2011 and thereafter: 300%.

-------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)
-------------------------------------------------------------------------------
CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:

                        With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount and (b) the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:


                        With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount and the related Class M-1 Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount and the related Class M-1 Principal Distribution Amount and (b) the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and
                        (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

CLASS M-3 PRINCIPAL
DISTRIBUTION AMOUNT:

                        With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, the related Class M-1 Principal Distribution Amount and the related Class M-2 Principal Distribution Amount or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, the related Class M-1 Principal Distribution Amount and the related Class M-2 Principal Distribution Amount and (b) the excess of
                        (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the stated principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

--------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)
--------------------------------------------------------------------------------
CLASS M-4 PRINCIPAL
DISTRIBUTION AMOUNT:

                        With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, the related Class M-1 Principal Distribution Amount, the related Class M-2 Principal Distribution Amount and the related Class M-3 Principal Distribution Amount or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, the related Class M-1 Principal Distribution Amount, the related Class M-2 Principal Distribution Amount and the related Class M-3 Principal Distribution Amount and (b) the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and the related Class M-3 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-4 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the stated principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.


ALLOCATION OF LOSSES:

                        Any realized losses for a loan group will be allocated in the following order of priority:


                                (i) To Excess Cashflow for that loan group for the related Distribution Date;

                                (ii) To Excess Cashflow for the non-related loan group, to the extent remaining after covering realized losses on the Mortgage Loans in that non-related loan group for the related Distribution Date;

                                (iii) To the Overcollateralization Amount for that related loan group, until reduced to zero (as further described in the prospectus supplement);

                                (iv)    After the aggregate certificate
                                        principal balance of the Offered
                                        Certificates equals the aggregate
                                        principal balance of the Mortgage Loans
                                        (as further described in the prospectus
                                        supplement) in the following order and
                                        priority:

                                  (a) To the related Class M-4 Certificates, until reduced to zero; (b) To the related Class M-3 Certificates, until reduced to zero;
                                  (c) To the related Class M-2 Certificates, until reduced to zero;
                                               and
                                  (d) To the related Class M-1 Certificates, until reduced to zero (v) With respect to Loan Group I, among the Class A-I
                                       Certificates, on a pro-rata basis, with
                                       respect to Loan Group II, among the Class
                                       A-II Certificates, on a pro rata basis.



----------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
----------------------------------------------------------------------------------------------------------

                                      GROUP I MORTGAGE LOANS

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
 Aggregate Outstanding Principal Balance                       $137,310,979
 Number of Loans                                                        987
 Average Current Loan Balance                                   $139,119.53      $19,788.90   $566,650.00
 (1) Original Loan-to-Value Ratio                                  102.70 %         91.00 %      107.00 %
 (1) Mortgage Rate                                                  7.946 %         6.000 %      10.125 %
 (1) Net Mortgage Rate                                              7.646 %         5.700 %       9.825 %
 (1) Remaining Term to Stated Maturity (months)                         355             176           360
 (1) (2) Credit Score                                                   717             600           823
----------------------------------------------------------------------------------------------------------
 (1) Weighted Average reflected in Total.
 (2) 100.00% of the Group I Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF STAT
                                                                                  CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Fixed Rate                                     100.00 %

         Fully Amortizing Mortgage Loans                                                      99.55 %

         Lien                                 First                                          100.00 %

         Property Type                        Single Family
                                              Detached                                        68.24 %
                                              Planned Unit Developments
                                              (detached)                                      10.43 %
                                              Condominium Low Rise (less than 5
                                              stories)                                         7.40 %
                                              Planned Unit Developments
                                              (attached)                                       6.25 %
                                              Two-Four Family
                                              Units                                            4.93 %
                                              Townhouse                                        2.67 %
                                              Leasehold                                        0.09 %

         Documentation Type                   Full Documentation                              89.44 %
                                              Reduced Documentation                           10.56 %

         Geographic Distribution
                                              Florida                                          9.88 %

                                              Maryland                                         7.90 %

                                              California                                       6.60 %

                                              Pennsylvania                                     6.48 %

                                              Texas                                            6.20 %

         Number of States (including DC)      49

         Largest Zip Code Concentration       93312                                            0.65 %

         Loans with Prepayment Penalties                                                      53.84 %
----------------------------------------------------------------------------------------------------------




CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

------------------------------- ---------- --------------- --------------- ---------- ---------
    RANGE OF CREDIT SCORES      NUMBER      STATISTICAL    PERCENTAGE OF   AVERAGE    WEIGHTED
                                OF          CUT-OFF DATE                              AVERAGE
                                GROUP        PRINCIPAL                     PRINCIPAL  LOAN-TO-VALUE
                                  LOANS       BALANCE      GROUP I LOANS    BALANCE    RATIO
------------------------------- ---------- --------------- --------------- ---------- ---------
 600 - 619                             41      $4,740,825           3.45%   $115,630   101.88%
 620 - 639                             53       6,920,723            5.04    130,580    102.14
 640 - 659                             54       8,324,910            6.06    154,165    102.14
 660 - 679                             51       7,113,022            5.18    139,471    102.12
 680 - 699                            118      17,950,689           13.07    152,124    104.72
 700 - 719                            103      14,672,055           10.69    142,447    104.83
 720 - 739                            202      29,283,034           21.33    144,966    102.94
 740 - 759                            183      23,813,233           17.34    130,127    101.71
 760 - 779                             96      12,613,455            9.19    131,390    101.60
 780 - 799                             71      10,408,634            7.58    146,600    101.16
 800 or greater                        15       1,470,399            1.07     98,027     99.95
------------------------------- ---------- --------------- --------------- ---------- ---------
TOTAL                                 987    $137,310,979         100.00%   $139,120   102.70%
------------------------------- ---------- --------------- --------------- ---------- ---------

DEBT-TO-INCOME RATIOS OF THE GROUP I LOANS

------------------------------- ---------- --------------- --------------- ---------- --------- ------------
   RANGE OF DEBT-TO-INCOME      NUMBER      STATISTICAL    PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                OF          CUT-OFF DATE                              AVERAGE     AVERAGE
                                GROUP        PRINCIPAL                     PRINCIPAL  CREDIT    LOAN-TO-VALUE
          RATIOS (%)              LOANS       BALANCE      GROUP I LOANS    BALANCE    SCORE       RATIO
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
   0.01% -  5.00%                       1         $65,007           0.05%    $65,007       738       95.00%
   5.01% - 10.00%                       1          50,245            0.04     50,245       729        95.00
  10.01% - 15.00%                       8         519,051            0.38     64,881       715        97.83
  15.01% - 20.00%                      19       1,755,343            1.28     92,386       740       100.52
  20.01% - 25.00%                      45       4,814,540            3.51    106,990       732       101.75
  25.01% - 30.00%                      85       9,811,025            7.15    115,424       728       100.95
  30.01% - 35.00%                     148      17,659,766           12.86    119,323       724       102.34
  35.01% - 40.00%                     245      34,892,854           25.41    142,420       721       102.63
  40.01% - 45.00%                     395      61,648,817           44.90    156,073       716       103.34
  45.01% - 50.00%                      40       6,094,330            4.44    152,358       640       102.44
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
TOTAL                                 987    $137,310,979         100.00%   $139,120       717      102.70%
------------------------------- ---------- --------------- --------------- ---------- --------- ------------





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I

------------------------------- ---------- --------------- --------------- ---------- --------- ------------
  RANGE OF ORIGINAL MORTGAGE    NUMBER      STATISTICAL    PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                OF          CUT-OFF DATE                              AVERAGE     AVERAGE
                                GROUP        PRINCIPAL                     PRINCIPAL  CREDIT    LOAN-TO-VALUE
 LOAN PRINCIPAL BALANCES ($)      LOANS       BALANCE      GROUP I LOANS    BALANCE    SCORE       RATIO
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
 $      1 - $100,000                  314     $22,896,220          16.67%    $72,918       718      101.03%
 $100,001 - $200,000                  520      74,310,319           54.12    142,904       716       102.64
 $200,001 - $300,000                  129      31,157,604           22.69    241,532       717       103.59
 $300,001 - $400,000                   19       6,641,524            4.84    349,554       718       103.96
 $400,001 - $500,000                    4       1,738,663            1.27    434,666       726       105.58
 $500,001 - $600,000                    1         566,650            0.41    566,650       729       106.00
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
TOTAL                                 987    $137,310,979         100.00%   $139,120       717      102.70%
------------------------------- ---------- --------------- --------------- ---------- --------- ------------

NET MORTGAGE RATES OF THE GROUP I LOANS

------------------------------- ---------- --------------- --------------- ---------- --------- ------------
 RANGE OF NET MORTGAGE RATES    NUMBER      STATISTICAL    PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                OF          CUT-OFF DATE                              AVERAGE     AVERAGE
                                GROUP        PRINCIPAL                     PRINCIPAL  CREDIT    LOAN-TO-VALUE
             (%)                  LOANS       BALANCE      GROUP I LOANS    BALANCE    SCORE       RATIO
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
  5.5000% -  5.9999%                    1        $277,349           0.20%   $277,349       780      102.00%
  6.0000% -  6.4999%                   11       1,884,494            1.37    171,318       737       104.31
  6.5000% -  6.9999%                  113      17,390,555           12.67    153,899       739       103.65
  7.0000% -  7.4999%                  309      45,288,946           32.98    146,566       736       103.35
  7.5000% -  7.9999%                  265      35,126,489           25.58    132,553       725       102.36
  8.0000% -  8.4999%                  181      24,573,351           17.90    135,764       692       101.50
  8.5000% -  8.9999%                   56       6,605,043            4.81    117,947       644       102.04
  9.0000% -  9.4999%                   36       4,467,152            3.25    124,088       632       102.61
  9.5000% -  9.9999%                   15       1,697,599            1.24    113,173       632       101.40
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
TOTAL                                 987    $137,310,979         100.00%   $139,120       717      102.70%
------------------------------- ---------- --------------- --------------- ---------- --------- ------------

MORTGAGE RATES OF THE GROUP I LOANS

------------------------------- ---------- --------------- --------------- ---------- --------- ------------
 RANGE OF MORTGAGE RATES (%)    NUMBER      STATISTICAL    PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                OF          CUT-OFF DATE                              AVERAGE     AVERAGE
                                GROUP        PRINCIPAL                     PRINCIPAL  CREDIT    LOAN-TO-VALUE
                                  LOANS       BALANCE      GROUP I LOANS    BALANCE    SCORE       RATIO
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
  6.0000% -  6.4999%                    3        $615,225           0.45%   $205,075       758      102.50%
  6.5000% -  6.9999%                   25       4,062,538            2.96    162,502       745       103.64
  7.0000% -  7.4999%                  154      23,092,453           16.82    149,951       738       103.52
  7.5000% -  7.9999%                  360      52,454,782           38.20    145,708       733       103.29
  8.0000% -  8.4999%                  208      26,627,896           19.39    128,019       719       101.84
  8.5000% -  8.9999%                  154      20,718,592           15.09    134,536       683       101.52
  9.0000% -  9.4999%                   44       5,155,194            3.75    117,163       637       102.03
  9.5000% -  9.9999%                   32       3,867,556            2.82    120,861       630       102.58
 10.0000% - 10.4999%                    7         716,744            0.52    102,392       620       100.21
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
TOTAL                                 987    $137,310,979         100.00%   $139,120       717      102.70%
------------------------------- ---------- --------------- --------------- ---------- --------- ------------





  ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

------------------------------- ---------- --------------- --------------- ---------- ---------
      RANGE OF ORIGINAL         NUMBER      STATISTICAL    PERCENTAGE OF   AVERAGE    WEIGHTED
                                OF          CUT-OFF DATE                              AVERAGE
                                GROUP        PRINCIPAL                     PRINCIPAL  CREDIT
      LOAN-TO-VALUE (%)           LOANS       BALANCE      GROUP I LOANS    BALANCE    SCORE
------------------------------- ---------- --------------- --------------- ---------- ---------
  90.01% -  95.00%                    160     $15,535,310          11.31%    $97,096       756
  95.01% - 100.00%                    231      30,938,825           22.53    133,934       719
 100.01% - 101.00%                      4         825,973            0.60    206,493       695
 101.01% - 102.00%                     10       1,433,210            1.04    143,321       707
 102.01% - 103.00%                    213      31,314,930           22.81    147,018       675
 103.01% - 104.00%                     31       5,915,022            4.31    190,807       745
 104.01% - 105.00%                     54       7,666,738            5.58    141,977       735
 105.01% - 106.00%                     53       8,906,444            6.49    168,046       726
 106.01% - 107.00%                    231      34,774,527           25.33    150,539       725
------------------------------- ---------- --------------- --------------- ---------- ---------
TOTAL                                 987    $137,310,979         100.00%   $139,120       717
------------------------------- ---------- --------------- --------------- ---------- ---------

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

------------------------------- ---------- --------------- --------------- ---------- --------- ------------
      STATE OR TERRITORY        NUMBER      STATISTICAL    PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                OF          CUT-OFF DATE                              AVERAGE     AVERAGE
                                GROUP        PRINCIPAL                     PRINCIPAL  CREDIT    LOAN-TO-VALUE
                                  LOANS       BALANCE      GROUP I LOANS    BALANCE    SCORE       RATIO
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
Florida                                93     $13,567,696           9.88%   $145,889       716      102.85%
Maryland                               55      10,853,716            7.90    197,340       713       103.75
California                             46       9,066,645            6.60    197,101       719       102.74
Pennsylvania                           72       8,901,547            6.48    123,633       720       105.38
Texas                                  80       8,514,602            6.20    106,433       722       100.41
Virginia                               45       7,965,328            5.80    177,007       703       104.45
Washington                             31       5,300,579            3.86    170,986       724       104.48
Michigan                               34       4,160,397            3.03    122,365       712       102.01
Other                                 531      68,980,470           50.24    129,907       718       102.15
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
TOTAL                                 987    $137,310,979         100.00%   $139,120       717      102.70%
------------------------------- ---------- --------------- --------------- ---------- --------- ------------

1) Other includes states and the District of Columbia with fewer than 3% concentrations individually.

MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

------------------------------- ---------- --------------- --------------- ---------- --------- ------------
         LOAN PURPOSE           NUMBER      STATISTICAL    PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                OF          CUT-OFF DATE                              AVERAGE     AVERAGE
                                GROUP        PRINCIPAL                     PRINCIPAL  CREDIT    LOAN-TO-VALUE
                                  LOANS       BALANCE      GROUP I LOANS    BALANCE    SCORE       RATIO
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
Equity Refinance                      162     $24,202,898          17.63%   $149,401       695      103.99%
Purchase                              776     106,001,694           77.20    136,600       723       102.28
Rate/Term Refinance                    49       7,106,388            5.18    145,028       694       104.62
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
TOTAL                                 987    $137,310,979         100.00%   $139,120       717      102.70%
------------------------------- ---------- --------------- --------------- ---------- --------- ------------



MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

------------------------------- ---------- --------------- --------------- ---------- --------- ------------
      DOCUMENTATION TYPE        NUMBER      STATISTICAL    PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                OF          CUT-OFF DATE                              AVERAGE     AVERAGE
                                GROUP        PRINCIPAL                     PRINCIPAL  CREDIT    LOAN-TO-VALUE
                                  LOANS       BALANCE      GROUP I LOANS    BALANCE    SCORE       RATIO
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
Full Documentation                    880    $122,814,886          89.44%   $139,562       713      103.05%
Limited Documentation                 107      14,496,093           10.56    135,478       747        99.76
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
TOTAL                                 987    $137,310,979         100.00%   $139,120       717      102.70%
------------------------------- ---------- --------------- --------------- ---------- --------- ------------

OCCUPANCY TYPES OF THE GROUP I LOANS

------------------------------- ---------- --------------- --------------- ---------- --------- ------------
          OCCUPANCY             NUMBER      STATISTICAL    PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                OF          CUT-OFF DATE                              AVERAGE     AVERAGE
                                GROUP        PRINCIPAL                     PRINCIPAL  CREDIT    LOAN-TO-VALUE
                                  LOANS       BALANCE      GROUP I LOANS    BALANCE    SCORE       RATIO
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
Non-owner Occupied                    153     $14,787,908          10.77%    $96,653       759       94.96%
Primary                               809     119,589,044           87.09    147,823       711       103.64
Second Home/Vacation                   25       2,934,027            2.14    117,361       756       103.57
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
TOTAL                                 987    $137,310,979         100.00%   $139,120       717      102.70%
------------------------------- ---------- --------------- --------------- ---------- --------- ------------

MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

-------------------------------------- ---------- --------------- -------------- ---------- ---------- ------------
            PROPERTY TYPE              NUMBER      STATISTICAL     PERCENTAGE    AVERAGE    WEIGHTED    WEIGHTED
                                       OF          CUT-OFF DATE                             AVERAGE      AVERAGE
                                       GROUP        PRINCIPAL      OF GROUP I    PRINCIPAL  CREDIT     LOAN-TO-VALUE
                                         LOANS       BALANCE          LOANS       BALANCE     SCORE       RATIO
-------------------------------------- ---------- --------------- -------------- ---------- ---------- ------------
Condominium Low Rise (less than 5             74     $10,157,398          7.40%   $137,262        719      103.67%
stories)
Leasehold                                      1         121,000           0.09    121,000        703       106.00
Planned Unit Developments (attached)          54       8,584,665           6.25    158,975        718       103.93
Planned Unit Developments (detached)          81      14,319,634          10.43    176,786        709       102.58
Single Family Detached                       689      93,696,492          68.24    135,989        716       102.61
Townhouse                                     34       3,664,519           2.67    107,780        715       104.25
Two-Four Family Units                         54       6,767,271           4.93    125,320        742       100.31
-------------------------------------- ---------- --------------- -------------- ---------- ---------- ------------
TOTAL                                        987    $137,310,979        100.00%   $139,120        717      102.70%
-------------------------------------- ---------- --------------- -------------- ---------- ---------- ------------




CREDIT GRADES OF THE GROUP I LOANS

------------------------------- ---------- --------------- --------------- ---------- --------- ------------
         CREDIT GRADE           NUMBER      STATISTICAL    PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                OF          CUT-OFF DATE                              AVERAGE     AVERAGE
                                GROUP        PRINCIPAL                     PRINCIPAL  CREDIT    LOAN-TO-VALUE
                                  LOANS       BALANCE      GROUP I LOANS    BALANCE    SCORE       RATIO
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
A1                                    566     $77,496,634          56.44%   $136,920       751      102.05%
A2                                    211      31,512,576           22.95    149,349       698       104.84
A3                                    100      14,359,080           10.46    143,591       651       102.07
A4                                    110      13,942,689           10.15    126,752       637       102.18
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
TOTAL                                 987    $137,310,979         100.00%   $139,120       717      102.70%
------------------------------- ---------- --------------- --------------- ---------- --------- ------------


PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

------------------------------- ---------- --------------- --------------- ---------- --------- ------------
   PREPAYMENT PENALTY TERM      NUMBER      STATISTICAL    PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                OF          CUT-OFF DATE                              AVERAGE     AVERAGE
                                GROUP        PRINCIPAL                     PRINCIPAL  CREDIT    LOAN-TO-VALUE
           (MONTHS)               LOANS       BALANCE      GROUP I LOANS    BALANCE    SCORE       RATIO
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
None                                  453     $63,378,259          46.16%   $139,908       717      102.65%
 6 Months                               1         214,412            0.16    214,412       755       105.00
12 Months                              29       4,406,620            3.21    151,952       712       103.71
24 Months                             114      16,837,242           12.26    147,695       724       101.24
36 Months                             389      52,382,260           38.15    134,659       715       103.14
60 Months                               1          92,185            0.07     92,185       647       103.00
------------------------------- ---------- --------------- --------------- ---------- --------- ------------
TOTAL                                 987    $137,310,979         100.00%   $139,120       717      102.70%
------------------------------- ---------- --------------- --------------- ---------- --------- ------------





----------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL

                                     GROUP II MORTGAGE LOANS

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
 Aggregate Outstanding Principal Balance                       $151,867,858
 Number of Loans                                                        921
 Average Current Loan Balance                                   $164,894.53      $28,400.00   $561,643.00
 (1) Original Loan-to-Value Ratio                                  101.50 %         93.00 %      107.00 %
 (1) Mortgage Rate                                                  7.210 %         5.750 %       9.125 %
 (1) Net Mortgage Rate                                              6.910 %         5.450 %       8.825 %
 (1) Note Margin                                                   4.2563 %        3.0000 %      8.0000 %
 (1) Maximum Mortgage Rate                                        13.1979 %        8.7500 %     15.1250 %
 (1) Minimum Mortgage Rate                                         4.3266 %        3.0000 %      8.7500 %
 (1) Term to Next Rate Adjustment Rate (months)                          29              15            36
 (1) Remaining Term to Stated Maturity (months)                         358             351           360
 (1) (2) Credit Score                                                   707             600           813
----------------------------------------------------------------------------------------------------------
 (1) Weighted Average reflected in Total.
 (2) 100.00% of the Group II Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF STAT
                                                                                  CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Adjustable Rate                                100.00 %

         Fully Amortizing Mortgage Loans                                                     100.00 %

         Lien                                 First                                          100.00 %

         Property Type                        Single Family
                                              Detached                                        63.40 %
                                              Planned Unit Developments
                                              (detached)                                      12.63 %
                                              Condominium Low Rise (less than 5
                                              stories)                                        10.73 %
                                              Planned Unit Developments
                                              (attached)                                       6.36 %
                                              Two-Four Family
                                              Units                                            4.87 %
                                              Townhouse                                        2.02 %

         Geographic Distribution
                                              California                                      12.02 %

                                              Florida                                          8.10 %

                                              Virginia                                         5.45 %

                                              Arizona                                          5.31 %

                                              Nevada                                           5.29 %

         Number of States (including DC)      48

         Largest Zip Code Concentration       89123                                            0.74 %

         Documentation Type                   Full Documentation                              78.77 %
                                              Reduced Documentation                           21.23 %

         Loans with Prepayment Penalties                                                      59.33 %
----------------------------------------------------------------------------------------------------------



CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- ---------
       RANGE OF CREDIT SCORES          NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE  ALUE
                                       GROUP        PRINCIPAL                    PRINCIPAL  LOAN-TO-V
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    RATIO
-------------------------------------- ----------- ------------- --------------- ---------- ---------
 600 - 619                                     82   $11,421,182           7.52%   $139,283   101.39%
 620 - 639                                     71    10,664,539            7.02    150,205    101.41
 640 - 659                                     76    11,268,750            7.42    148,273    101.08
 660 - 679                                     67     9,868,366            6.50    147,289    101.88
 680 - 699                                    104    17,876,391           11.77    171,888    102.49
 700 - 719                                     82    14,911,986            9.82    181,853    103.22
 720 - 739                                    164    29,772,206           19.60    181,538    100.95
 740 - 759                                    149    24,748,371           16.30    166,096    100.99
 760 - 779                                     81    13,143,537            8.65    162,266    101.09
 780 - 799                                     38     6,815,966            4.49    179,368    100.64
 800 or greater                                 7     1,376,564            0.91    196,652    101.67
-------------------------------------- ----------- ------------- --------------- ---------- ---------
TOTAL                                         921  $151,867,858         100.00%   $164,895   101.50%
-------------------------------------- ----------- ------------- --------------- ---------- ---------

DEBT-TO-INCOME RATIOS OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
 RANGE OF DEBT-TO-INCOME RATIOS (%)    NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
   5.01% - 10.00%                               1       $78,280           0.05%    $78,280       771       95.00%
  10.01% - 15.00%                               3       391,574            0.26    130,525       738       101.32
  15.01% - 20.00%                               7       976,096            0.64    139,442       728       101.08
  20.01% - 25.00%                              42     4,999,970            3.29    119,047       721        99.52
  25.01% - 30.00%                              92    11,833,688            7.79    128,627       707       100.67
  30.01% - 35.00%                             197    29,526,932           19.44    149,883       707       101.32
  35.01% - 40.00%                             478    87,826,861           57.83    183,738       717       101.86
  40.01% - 45.00%                             101    16,234,457           10.69    160,737       638       101.16
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
   RANGE OF ORIGINAL MORTGAGE LOAN     NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
       PRINCIPAL BALANCES ($)            LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
 $      1 - $100,000                          189   $14,658,625           9.65%    $77,559       699      100.59%
 $100,001 - $200,000                          503    73,775,613           48.58    146,671       701       101.46
 $200,001 - $300,000                          173    41,685,660           27.45    240,958       710       100.94
 $300,001 - $400,000                           38    13,382,610            8.81    352,174       716       102.96
 $400,001 - $500,000                           14     6,184,823            4.07    441,773       735       103.35
 $500,001 - $600,000                            4     2,180,527            1.44    545,132       745       105.51
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------

NET MORTGAGE RATES OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
   RANGE OF NET MORTGAGE RATES (%)     NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
  5.0000% -  5.4999%                            1      $139,063           0.09%   $139,063       715      100.00%
  5.5000% -  5.9999%                           32     8,228,897            5.42    257,153       740       103.74
  6.0000% -  6.4999%                          209    40,019,395           26.35    191,480       736       102.49
  6.5000% -  6.9999%                          241    39,331,395           25.90    163,201       725       101.43
  7.0000% -  7.4999%                          228    35,373,823           23.29    155,148       702       100.03
  7.5000% -  7.9999%                          121    17,718,277           11.67    146,432       639       101.27
  8.0000% -  8.4999%                           67     8,692,705            5.72    129,742       630       101.69
  8.5000% -  8.9999%                           22     2,364,303            1.56    107,468       627       101.39
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------

MORTGAGE RATES OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
     RANGE OF MORTGAGE RATES (%)       NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
  5.5000% -  5.9999%                            2      $565,778           0.37%   $282,889       698      105.28%
  6.0000% -  6.4999%                           70    16,140,629           10.63    230,580       739       103.41
  6.5000% -  6.9999%                          276    49,860,559           32.83    180,654       734       102.13
  7.0000% -  7.4999%                          192    29,531,746           19.45    153,811       722       100.78
  7.5000% -  7.9999%                          225    34,701,125           22.85    154,227       683       100.24
  8.0000% -  8.4999%                           84    12,341,458            8.13    146,922       638       101.45
  8.5000% -  8.9999%                           67     8,179,239            5.39    122,078       629       101.67
  9.0000% -  9.4999%                            5       547,325            0.36    109,465       624       101.98
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------



ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- ---------
 RANGE OF ORIGINAL LOAN-TO-VALUE (%)   NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE
-------------------------------------- ----------- ------------- --------------- ---------- ---------
  90.01% -  95.00%                            102   $13,321,290           8.77%   $130,601       734
  95.01% - 100.00%                            414    67,673,867           44.56    163,463       713
 100.01% - 101.00%                              5     1,026,444            0.68    205,289       729
 101.01% - 102.00%                             16     3,385,471            2.23    211,592       689
 102.01% - 103.00%                            202    33,400,577           21.99    165,349       664
 103.01% - 104.00%                             24     4,591,051            3.02    191,294       744
 104.01% - 105.00%                             19     3,198,620            2.11    168,348       725
 105.01% - 106.00%                             23     4,726,544            3.11    205,502       718
 106.01% - 107.00%                            116    20,543,993           13.53    177,103       725
-------------------------------------- ----------- ------------- --------------- ---------- ---------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707
-------------------------------------- ----------- ------------- --------------- ---------- ---------

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
         STATE OR TERRITORY            NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
California                                     71   $18,257,042          12.02%   $257,141       716      102.56%
Florida                                        73    12,295,903            8.10    168,437       697       100.97
Virginia                                       41     8,271,803            5.45    201,751       706       102.44
Arizona                                        54     8,058,571            5.31    149,233       715       102.34
Nevada                                         34     8,039,253            5.29    236,449       725       101.67
Illinois                                       47     7,548,257            4.97    160,601       716       100.61
Maryland                                       37     7,393,969            4.87    199,837       698       103.46
Minnesota                                      40     7,246,154            4.77    181,154       710        99.92
Colorado                                       32     6,474,186            4.26    202,318       704       100.21
Washington                                     37     6,287,301            4.14    169,927       715       102.01
Michigan                                       45     5,968,595            3.93    132,635       712        99.96
Ohio                                           42     4,903,357            3.23    116,747       691       101.82
Other                                         368    51,123,467           33.66    138,922       701       101.27
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------

1) Other includes states and the District of Columbia with fewer than 3% concentrations individually.



MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
            LOAN PURPOSE               NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
Equity Refinance                              143   $22,156,337          14.59%   $154,939       675      103.02%
Purchase                                      749   125,325,176           82.52    167,323       712       101.16
Rate/Term Refinance                            29     4,386,345            2.89    151,253       703       103.69
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------


MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
         DOCUMENTATION TYPE            NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
Full Documentation                            728  $119,620,006          78.77%   $164,313       697      102.06%
Limited Documentation                         193    32,247,852           21.23    167,087       743        99.44
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------


OCCUPANCY TYPES OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
              OCCUPANCY                NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
Non-owner Occupied                             79    $9,792,121           6.45%   $123,951       751       94.92%
Primary                                       816   136,363,589           89.79    167,112       702       101.96
Second Home/Vacation                           26     5,712,147            3.76    219,698       748       101.91
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------





MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
            PROPERTY TYPE              NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
Condominium Low Rise (less than 5             102   $16,290,862          10.73%   $159,714       717      102.00%
stories)
Planned Unit Developments (attached)           40     9,652,936            6.36    241,323       721       102.44
Planned Unit Developments (detached)           91    19,181,528           12.63    210,786       707       101.83
Single Family Detached                        622    96,280,419           63.40    154,792       702       101.44
Townhouse                                      20     3,070,309            2.02    153,515       716       101.98
Two-Four Family Units                          46     7,391,803            4.87    160,691       716        98.97
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------


CREDIT GRADES OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
            CREDIT GRADE               NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
A1                                            435   $75,129,148          49.47%   $172,711       749      100.97%
A2                                            176    31,010,578           20.42    176,196       698       102.99
A3                                            114    17,667,551           11.63    154,979       652       101.54
A4                                            196    28,060,581           18.48    143,166       636       101.26
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------


PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
  PREPAYMENT PENALTY TERM (MONTHS)     NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
None                                          373   $61,761,715          40.67%   $165,581       710      100.93%
12 Months                                      26     4,728,471            3.11    181,864       735       101.69
24 Months                                     303    51,022,728           33.60    168,392       702       101.96
36 Months                                     219    34,354,944           22.62    156,872       704       101.83
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------





NOTE MARGINS OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
      RANGE OF NOTE MARGINS (%)        NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
  3.0000% -  3.4999%                          412   $71,260,673          46.92%   $172,963       749      100.99%
  3.5000% -  3.9999%                           23     3,686,280            2.43    160,273       754       100.55
  4.0000% -  4.4999%                          165    28,987,868           19.09    175,684       698       102.96
  4.5000% -  4.9999%                           11     2,242,127            1.48    203,830       700       103.25
  5.0000% -  5.4999%                          108    16,841,110           11.09    155,936       653       101.54
  5.5000% -  5.9999%                            8     1,022,088            0.67    127,761       650       101.54
  6.0000% -  6.4999%                          174    24,872,664           16.38    142,946       636       101.28
  6.5000% -  6.9999%                           19     2,824,207            1.86    148,642       630       101.00
  8.0000% -  8.4999%                            1       130,841            0.09    130,841       607       100.00
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------


MAXIMUM MORTGAGE OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
 RANGE OF MAXIMUM MORTGAGE RATES (%)   NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
  8.0000% -  8.9999%                            1      $499,137           0.33%   $499,137       690      103.00%
 11.0000% - 11.9999%                            2       565,778            0.37    282,889       698       105.28
 12.0000% - 12.9999%                          344    65,399,331           43.06    190,114       736       102.43
 13.0000% - 13.9999%                          418    64,335,591           42.36    153,913       701       100.50
 14.0000% - 14.9999%                          151    20,520,697           13.51    135,899       634       101.54
 15.0000% - 15.9999%                            5       547,325            0.36    109,465       624       101.98
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------


MINIMUM MORTGAGE OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
 RANGE OF MINIMUM MORTGAGE RATES (%)   NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
  3.0000% -  3.9999%                          429   $74,033,867          48.75%   $172,573       749      101.00%
  4.0000% -  4.9999%                          171    30,566,975           20.13    178,754       698       103.01
  5.0000% -  5.9999%                          112    17,268,215           11.37    154,180       653       101.49
  6.0000% -  6.9999%                          187    26,780,822           17.63    143,213       636       101.22
  7.0000% -  7.9999%                           10     1,246,325            0.82    124,633       728        99.94
  8.0000% -  8.9999%                           12     1,971,654            1.30    164,304       644       101.89
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------



NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II LOANS

-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
 NEXT INTEREST RATE ADJUSTMENT DATE    NUMBER OF   STATISTICAL   PERCENTAGE OF   AVERAGE    WEIGHTED   WEIGHTED
                                                     CUT-OFF
                                                       DATE                                 AVERAGE     AVERAGE   E
                                       GROUP        PRINCIPAL                    PRINCIPAL  CREDIT    LOAN-TO-VALU
                                         LOANS       BALANCE     GROUP II LOANS   BALANCE    SCORE       RATIO
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
December 2005                                   2      $257,912           0.17%   $128,956       667      103.00%
February 2006                                   1       113,325            0.07    113,325       617       103.00
March 2006                                      1       459,632            0.30    459,632       708       103.00
April 2006                                      5     1,192,580            0.79    238,516       697       104.11
May 2006                                       15     3,267,743            2.15    217,850       692       102.08
June 2006                                      70    12,043,842            7.93    172,055       704       101.22
July 2006                                     162    23,559,903           15.51    145,432       692       101.71
August 2006                                   117    18,880,854           12.43    161,375       695       101.52
September 2006                                  3       419,400            0.28    139,800       699       102.65
March 2007                                      7     1,821,440            1.20    260,206       734       102.63
April 2007                                      5       875,524            0.58    175,105       707       104.20
May 2007                                       18     4,713,918            3.10    261,884       718       103.82
June 2007                                      68    11,441,041            7.53    168,251       715       101.26
July 2007                                     213    34,446,495           22.68    161,721       712       100.98
August 2007                                   195    32,258,020           21.24    165,426       714       101.35
September 2007                                 39     6,116,228            4.03    156,826       714       101.77
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------
TOTAL                                         921  $151,867,858         100.00%   $164,895       707      101.50%
-------------------------------------- ----------- ------------- --------------- ---------- --------- ------------





----------------------------------------------------------------------------------------------------------
                             BOND SUMMARY (TO CALL)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   11.19       1.52       1.11       0.90       0.77        0.68
  Modified Duration (at par)             9.70        1.48       1.09       0.88       0.76        0.67
  First Principal Payment Date         10/04/04    10/04/04   10/04/04   10/04/04   10/04/04    10/04/04
  Last Principal Payment Date          10/23/04    09/07/04   10/06/04   05/06/04   01/06/04    11/05/04
  Principal Payment Window (Months)       229         36         25         20         16          14

CLASS A-I-2
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   21.03       3.81       2.60       2.00       1.63        1.38
  Modified Duration (at par)             14.67       3.51       2.45       1.90       1.56        1.33
  First Principal Payment Date         10/23/04    09/07/04   10/06/04   05/06/04   01/06/04    11/05/04
  Last Principal Payment Date          08/27/04    06/09/04   11/07/04   02/07/04   08/06/04    05/06/04
  Principal Payment Window (Months)       47          22         14         10          8          7

CLASS A-I-3
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   24.70       6.29       4.08       3.00       2.34        1.95
  Modified Duration (at par)             15.50       5.46       3.70       2.78       2.20        1.84
  First Principal Payment Date         08/27/04    06/09/04   11/07/04   02/07/04   08/06/04    05/06/04
  Last Principal Payment Date          01/31/04    05/13/04   12/09/04   07/08/04   07/07/04    01/07/04
  Principal Payment Window (Months)       42          48         26         18         12          9

CLASS A-I-4
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   27.54      11.68       7.37       5.00       3.72        2.76
  Modified Duration (at par)             14.89       8.69       6.03       4.34       3.32        2.53
  First Principal Payment Date         01/31/04    05/13/04   12/09/04   07/08/04   07/07/04    01/07/04
  Last Principal Payment Date          05/01/33    01/20/04   04/15/04   06/11/04   08/09/04    07/08/04
  Principal Payment Window (Months)       29          81         65         36         26          19

CLASS A-I-5
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   28.66      15.32      10.65       7.87       5.93        4.62
  Modified Duration (at par)             14.00      10.08       7.85       6.22       4.93        3.97
  First Principal Payment Date         05/01/33    01/20/04   04/15/04   06/11/04   08/09/04    07/08/04
  Last Principal Payment Date          05/01/33    01/20/04   05/15/04   09/12/04   01/11/04    11/09/04
  Principal Payment Window (Months)        1          1          2          16         18          17

CLASS A-I-6
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   15.01       7.76       6.91       6.31       5.60        4.91
  Modified Duration (at par)             10.13       6.23       5.68       5.29       4.78        4.27
  First Principal Payment Date         10/07/04    10/07/04   10/07/04   11/07/04   01/08/04    04/08/04
  Last Principal Payment Date          05/01/33    01/20/04   05/15/04   09/12/04   01/11/04    11/09/04
  Principal Payment Window (Months)       308        148         92         59         37          20

----------------------------------------------------------------------------------------------------------











----------------------------------------------------------------------------------------------------------
                             BOND SUMMARY (TO CALL)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS M-I-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.25      10.30       7.09       5.35       4.43        3.96
  Modified Duration (at par)             14.02       7.62       5.69       4.50       3.84        3.49
  First Principal Payment Date         10/26/04    10/09/04   03/08/04   10/07/04   12/07/04    01/08/04
  Last Principal Payment Date          05/01/33    01/20/04   05/15/04   09/12/04   01/11/04    11/09/04
  Principal Payment Window (Months)       80         124         87         60         38          23

CLASS M-I-2
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.25      10.30       7.09       5.34       4.39        3.86
  Modified Duration (at par)             13.45       7.45       5.60       4.44       3.76        3.38
  First Principal Payment Date         10/26/04    10/09/04   03/08/04   10/07/04   11/07/04    11/07/04
  Last Principal Payment Date          05/01/33    01/20/04   05/15/04   09/12/04   01/11/04    11/09/04
  Principal Payment Window (Months)       80         124         87         60         39          25

CLASS M-I-3
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.25      10.30       7.09       5.34       4.37        3.82
  Modified Duration (at par)             13.20       7.38       5.56       4.41       3.73        3.33
  First Principal Payment Date         10/26/04    10/09/04   03/08/04   10/07/04   10/07/04    11/07/04
  Last Principal Payment Date          05/01/33    01/20/04   05/15/04   09/12/04   01/11/04    11/09/04
  Principal Payment Window (Months)       80         124         87         60         40          25

CLASS M-I-4
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.16       9.98       6.85       5.16       4.22        3.67
  Modified Duration (at par)             13.10       7.22       5.42       4.29       3.62        3.21
  First Principal Payment Date         10/26/04    10/09/04   03/08/04   10/07/04   10/07/04    10/07/04
  Last Principal Payment Date          05/01/33    01/20/04   05/15/04   09/12/04   01/11/04    11/09/04
  Principal Payment Window (Months)       80         124         87         60         40          26

----------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
This Information was prepared by Greenwich Capital Markets, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and
Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                       45

---------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------
                             BOND SUMMARY (TO CALL)
----------------------------------------------------------------------------------------------------------
CLASS A-II-1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   11.56       1.74       1.25       1.00       0.84        0.74
  Modified Duration (at par)             10.01       1.69       1.22       0.98       0.83        0.73
  First Principal Payment Date         10/04/04    10/04/04   10/04/04   10/04/04   10/04/04    10/04/04
  Last Principal Payment Date          06/24/04    04/08/04   03/07/04   08/06/04   03/06/04    01/06/04
  Principal Payment Window (Months)       237         43         30         23         18          16

CLASS A-II-2
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   23.62       6.02       4.09       3.00       2.23        1.83
  Modified Duration (at par)             18.37       5.56       3.87       2.87       2.15        1.78
  First Principal Payment Date         06/24/04    04/08/04   03/07/04   08/06/04   03/06/04    01/06/04
  Last Principal Payment Date          01/01/32    08/14/04   06/11/04   09/09/04   08/08/04    03/07/04
  Principal Payment Window (Months)       92          77         52         38         30          15

CLASS A-II-3
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   28.23      12.24       8.31       6.18       4.84        3.40
  Modified Duration (at par)             20.47      10.52       7.47       5.69       4.53        3.22
  First Principal Payment Date         01/01/32    08/14/04   06/11/04   09/09/04   08/08/04    03/07/04
  Last Principal Payment Date          03/01/33    09/17/04   07/13/04   04/11/04   11/09/04    11/08/04
  Principal Payment Window (Months)       15          38         26         20         16          21

----------------------------------------------------------------------------------------------------------












----------------------------------------------------------------------------------------------------------
                             BOND SUMMARY (TO CALL)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS M-II-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.87       8.67       5.89       4.58       4.05        4.00
  Modified Duration (at par)             18.96       7.64       5.38       4.27       3.81        3.77
  First Principal Payment Date         02/26/04    01/09/04   10/07/04   12/07/04   02/08/04    05/08/04
  Last Principal Payment Date          03/01/33    09/17/04   07/13/04   04/11/04   11/09/04    11/08/04
  Principal Payment Window (Months)       86         105         70         41         22          7

CLASS M-II-2
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.87       8.67       5.89       4.54       3.89        3.63
  Modified Duration (at par)             17.84       7.45       5.28       4.17       3.62        3.39
  First Principal Payment Date         02/26/04    01/09/04   10/07/04   11/07/04   12/07/04    01/08/04
  Last Principal Payment Date          03/01/33    09/17/04   07/13/04   04/11/04   11/09/04    11/08/04
  Principal Payment Window (Months)       86         105         70         42         24          11

CLASS M-II-3
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.87       8.67       5.89       4.51       3.83        3.49
  Modified Duration (at par)             16.53       7.21       5.16       4.07       3.51        3.22
  First Principal Payment Date         02/26/04    01/09/04   10/07/04   10/07/04   11/07/04    11/07/04
  Last Principal Payment Date          03/01/33    09/17/04   07/13/04   04/11/04   11/09/04    11/08/04
  Principal Payment Window (Months)       86         105         70         43         25          13

CLASS M-II-4
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.84       8.54       5.80       4.44       3.75        3.39
  Modified Duration (at par)             16.33       7.09       5.08       4.00       3.43        3.13
  First Principal Payment Date          26-Feb      9-Jan      7-Oct      7-Oct       7-Oct      7-Nov
  Last Principal Payment Date           Mar-33      17-Sep     13-Jul     11-Apr      9-Nov      8-Nov
  Principal Payment Window (Months)       86         105         70         43         26          13

----------------------------------------------------------------------------------------------------------









----------------------------------------------------------------------------------------------------------
                           BOND SUMMARY (TO MATURITY)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   11.19       1.52       1.11       0.90       0.77        0.68
  Modified Duration (at par)             9.70        1.48       1.09       0.88       0.76        0.67
  First Principal Payment Date         10/04/04    10/04/04   10/04/04   10/04/04   10/04/04    10/04/04
  Last Principal Payment Date          10/23/04    09/07/04   10/06/04   05/06/04   01/06/04    11/05/04
  Principal Payment Window (Months)       229         36         25         20         16          14

CLASS A-I-2
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   21.03       3.81       2.60       2.00       1.63        1.38
  Modified Duration (at par)             14.67       3.51       2.45       1.90       1.56        1.33
  First Principal Payment Date         10/23/04    09/07/04   10/06/04   05/06/04   01/06/04    11/05/04
  Last Principal Payment Date          08/27/04    06/09/04   11/07/04   02/07/04   08/06/04    05/06/04
  Principal Payment Window (Months)       47          22         14         10          8          7

CLASS A-I-3
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   24.70       6.29       4.08       3.00       2.34        1.95
  Modified Duration (at par)             15.50       5.46       3.70       2.78       2.20        1.84
  First Principal Payment Date         08/27/04    06/09/04   11/07/04   02/07/04   08/06/04    05/06/04
  Last Principal Payment Date          01/31/04    05/13/04   12/09/04   07/08/04   07/07/04    01/07/04
  Principal Payment Window (Months)       42          48         26         18         12          9

CLASS A-I-4
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   27.54      11.68       7.37       5.00       3.72        2.76
  Modified Duration (at par)             14.89       8.69       6.03       4.34       3.32        2.53
  First Principal Payment Date         01/31/04    05/13/04   12/09/04   07/08/04   07/07/04    01/07/04
  Last Principal Payment Date          05/01/33    02/20/04   04/15/04   06/11/04   08/09/04    07/08/04
  Principal Payment Window (Months)       29          82         65         36         26          19

CLASS A-I-5
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   29.27      19.93      14.42      10.63       7.60        5.28
  Modified Duration (at par)             14.12      11.73       9.61       7.75       5.95        4.41
  First Principal Payment Date         05/01/33    02/20/04   04/15/04   06/11/04   08/09/04    07/08/04
  Last Principal Payment Date          07/01/34    03/01/32   02/27/04   02/22/04   07/18/04    12/15/04
  Principal Payment Window (Months)       15         146        143        129         108         90

CLASS A-I-6
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   15.01       7.78       6.97       6.50       6.24        6.13
  Modified Duration (at par)             10.13       6.24       5.72       5.41       5.23        5.15
  First Principal Payment Date         10/07/04    10/07/04   10/07/04   11/07/04   01/08/04    04/08/04
  Last Principal Payment Date          05/01/34    01/01/32   11/26/04   12/21/04   05/18/04    10/15/04
  Principal Payment Window (Months)       320        292        230        170         125         91

----------------------------------------------------------------------------------------------------------











----------------------------------------------------------------------------------------------------------
                           BOND SUMMARY (TO MATURITY)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS M-I-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.36      11.07       7.69       5.81       4.79        4.25
  Modified Duration (at par)             14.04       7.91       6.00       4.78       4.07        3.69
  First Principal Payment Date         10/26/04    10/09/04   03/08/04   10/07/04   12/07/04    01/08/04
  Last Principal Payment Date          04/01/34    07/27/04   06/21/04   06/17/04   09/14/04    11/12/04
  Principal Payment Window (Months)       91         214        160        117         82          59

CLASS M-I-2
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.34      10.87       7.53       5.68       4.65        4.07
  Modified Duration (at par)             13.47       7.67       5.82       4.64       3.93        3.52
  First Principal Payment Date         10/26/04    10/09/04   03/08/04   10/07/04   11/07/04    11/07/04
  Last Principal Payment Date          02/01/34    05/25/04   08/19/04   12/15/04   07/13/04    11/11/04
  Principal Payment Window (Months)       89         188        138         99         69          49

CLASS M-I-3
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.29      10.52       7.26       5.47       4.46        3.90
  Modified Duration (at par)             13.21       7.47       5.65       4.49       3.79        3.38
  First Principal Payment Date         10/26/04    10/09/04   03/08/04   10/07/04   10/07/04    11/07/04
  Last Principal Payment Date          10/01/33    05/22/04   02/17/04   01/14/04   01/12/04    09/10/04
  Principal Payment Window (Months)       85         152        108         76         52          35

CLASS M-I-4
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.16       9.98       6.85       5.16       4.22        3.67
  Modified Duration (at par)             13.10       7.22       5.42       4.29       3.62        3.21
  First Principal Payment Date         10/26/04    10/09/04   03/08/04   10/07/04   10/07/04    10/07/04
  Last Principal Payment Date          05/01/33    01/20/04   05/15/04   09/12/04   01/11/04    11/09/04
  Principal Payment Window (Months)       80         124         87         60         40          26

----------------------------------------------------------------------------------------------------------











----------------------------------------------------------------------------------------------------------
                           BOND SUMMARY (TO MATURITY)
----------------------------------------------------------------------------------------------------------
CLASS A-II-1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   11.56       1.74       1.25       1.00       0.84        0.74
  Modified Duration (at par)             10.01       1.69       1.22       0.98       0.83        0.73
  First Principal Payment Date         10/04/04    10/04/04   10/04/04   10/04/04   10/04/04    10/04/04
  Last Principal Payment Date          06/24/04    04/08/04   03/07/04   08/06/04   03/06/04    01/06/04
  Principal Payment Window (Months)       237         43         30         23         18          16

CLASS A-II-2
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   23.62       6.02       4.09       3.00       2.23        1.83
  Modified Duration (at par)             18.37       5.56       3.87       2.87       2.15        1.78
  First Principal Payment Date         06/24/04    04/08/04   03/07/04   08/06/04   03/06/04    01/06/04
  Last Principal Payment Date          01/01/32    08/14/04   06/11/04   09/09/04   08/08/04    03/07/04
  Principal Payment Window (Months)       92          77         52         38         30          15

CLASS A-II-3
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   28.62      14.61      10.10       7.51       5.86        4.19
  Modified Duration (at par)             20.66      12.14       8.83       6.77       5.39        3.92
  First Principal Payment Date         01/01/32    08/14/04   06/11/04   09/09/04   08/08/04    03/07/04
  Last Principal Payment Date          07/01/34    02/01/30   10/23/04   02/19/04   12/15/04    09/13/04
  Principal Payment Window (Months)       31         187        149        114         89          79

----------------------------------------------------------------------------------------------------------















----------------------------------------------------------------------------------------------------------
                           BOND SUMMARY (TO MATURITY)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS M-II-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.01       9.41       6.44       4.98       4.36        4.28
  Modified Duration (at par)             19.02       8.15       5.80       4.60       4.07        4.01
  First Principal Payment Date         02/26/04    01/09/04   10/07/04   12/07/04   02/08/04    05/08/04
  Last Principal Payment Date          05/01/34    09/25/04   07/19/04   10/15/04   05/13/04    08/11/04
  Principal Payment Window (Months)       100        201        142         95         64          40

CLASS M-II-2
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.99       9.26       6.32       4.85       4.13        3.82
  Modified Duration (at par)             17.90       7.83       5.60       4.42       3.82        3.56
  First Principal Payment Date         02/26/04    01/09/04   10/07/04   11/07/04   12/07/04    01/08/04
  Last Principal Payment Date          03/01/34    07/23/04   10/17/04   06/14/04   04/12/04    10/10/04
  Principal Payment Window (Months)       98         175        121         80         53          34

CLASS M-II-3
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.95       8.98       6.11       4.68       3.95        3.58
  Modified Duration (at par)             16.56       7.40       5.32       4.20       3.60        3.30
  First Principal Payment Date         02/26/04    01/09/04   10/07/04   10/07/04   11/07/04    11/07/04
  Last Principal Payment Date          11/01/33    09/20/04   09/15/04   11/12/04   01/11/04    11/09/04
  Principal Payment Window (Months)       94         141         96         62         39          25

CLASS M-II-4
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   25.84       8.56       5.82       4.45       3.75        3.39
  Modified Duration (at par)             16.33       7.11       5.09       4.01       3.43        3.13
  First Principal Payment Date         02/26/04    01/09/04   10/07/04   10/07/04   10/07/04    11/07/04
  Last Principal Payment Date          03/01/33    09/17/04   07/13/04   04/11/04   11/09/04    11/08/04
  Principal Payment Window (Months)       88         112         75         46         28          15

----------------------------------------------------------------------------------------------------------


                      NET WAC RATE RELATED TO THE CLASS A-I-1 CERTIFICATES(1)


                                    ----------------------------
                                    PERIOD   PAY DATE  NET WAC
                                                         RATE
                                    ----------------------------
                                       1     10/25/04  7.6462%
                                       2     11/25/04  7.6462%
                                       3     12/25/04  7.6462%
                                       4     1/25/05   7.6462%
                                       5     2/25/05   7.6462%
                                       6     3/25/05   7.6462%
                                       7     4/25/05   7.6463%
                                       8     5/25/05   7.6463%
                                       9     6/25/05   7.6463%
                                      10     7/25/05   7.6463%
                                      11     8/25/05   7.6463%
                                      12     9/25/05   7.6463%
                                      13     10/25/05  7.6463%
                                      14     11/25/05  7.6463%
                                      15     12/25/05  7.6463%
                                      16     1/25/06   7.6463%
                                      17     2/25/06   7.6463%
                                      18     3/25/06   7.6463%
                                      19     4/25/06   7.6463%
                                      20     5/25/06   7.6463%

                                    ----------------------------




(1) Run to the Pricing Speed.



                         NET WAC RATE RELATED TO THE GROUP II CERTIFICATES

------------------------------------------------------------------------------------------------------------
 PERIOD  PAY DATE  NET     NET WAC   PERIOD  PAY DATE NET WAC  NET WAC   PERIOD  PAY DATE NET WAC  NET WAC
                   WAC      RATE(2)                   RATE(1)  RATE(2)                    RATE(1)  RATE(2)
                   RATE(1)
                                     -----------------------------------------------------------------------
-------------------------------------                                   ------------------------------------
   1     10/25/04  7.9736%  7.9736%    33    6/25/07  6.5165%  7.4586%     65    2/25/10  6.1165%  12.4640%
   2     11/25/04  6.6875%  6.6875%    34    7/25/07  6.7337%  7.7074%     66    3/25/10  6.7718%  13.7994%
   3     12/25/04  6.9104%  6.9104%    35    8/25/07  6.1162%  9.3908%     67    4/25/10  6.1165%  12.4640%
   4      1/25/05  6.6875%  6.6875%    36    9/25/07  6.1162%  9.3910%     68    5/25/10  6.3204%  12.8795%
   5      2/25/05  6.6875%  6.6875%    37    10/25/07 6.3201%  9.7041%     69    6/25/10  6.1165%  12.4640%
   6      3/25/05  7.4040%  7.4040%    38    11/25/07 6.1162%  9.3912%     70    7/25/10  6.3204%  12.8795%
   7      4/25/05  6.6875%  6.6875%    39    12/25/07 6.3201%  9.7044%     71    8/25/10  6.1165%  12.4823%
   8      5/25/05  6.9104%  6.9104%    40    1/25/08  6.1162%  9.3915%     72    9/25/10  6.1165%  12.4823%
   9      6/25/05  6.6875%  6.6875%    41    2/25/08  6.1162%  9.3916%     73    10/25/10 6.3204%  12.8984%
   10     7/25/05  6.9104%  6.9104%    42    3/25/08  6.5381%  10.0394%    74    11/25/10 6.1166%  12.4823%
   11     8/25/05  6.6875%  6.6875%    43    4/25/08  6.1163%  9.3918%     75    12/25/10 6.3205%  12.8984%
   12     9/25/05  6.6875%  6.6875%    44    5/25/08  6.3201%  9.7050%     76    1/25/11  6.1166%  12.4823%
   13    10/25/05  6.9104%  6.9104%    45    6/25/08  6.1163%  9.3921%     77    2/25/11  6.1166%  12.4823%
   14    11/25/05  6.6875%  6.6875%    46    7/25/08  6.3202%  9.7053%     78    3/25/11  6.7720%  13.8197%
   15    12/25/05  6.9104%  6.9104%    47    8/25/08  6.1163%  11.3093%    79    4/25/11  6.1166%  12.4823%
   16     1/25/06  6.6875%  6.6875%    48    9/25/08  6.1163%  11.3094%    80    5/25/11  0.0000%  12.8984%
   17     2/25/06  6.6875%  6.6875%    49    10/25/08 6.3202%  11.6865%
   18     3/25/06  7.4041%  7.4041%    50    11/25/08 6.1163%  11.3096%
   19     4/25/06  6.6875%  6.6875%    51    12/25/08 6.3202%  11.6867%
   20     5/25/06  6.9105%  6.9105%    52    1/25/09  6.1163%  11.3098%
   21     6/25/06  6.6875%  6.6875%    53    2/25/09  6.1164%  11.3099%
   22     7/25/06  6.9105%  6.9105%    54    3/25/09  6.7717%  12.5218%
   23     8/25/06  6.5165%  7.4569%    55    4/25/09  6.1164%  11.3101%
   24     9/25/06  6.5165%  7.4571%    56    5/25/09  6.3203%  11.6872%
   25    10/25/06  6.7337%  7.7059%    57    6/25/09  6.1164%  11.3103%
   26    11/25/06  6.5165%  7.4574%    58    7/25/09  6.3203%  11.6874%
   27    12/25/06  6.7337%  7.7062%    59    8/25/09  6.1164%  12.4640%
   28     1/25/07  6.5165%  7.4578%    60    9/25/09  6.1164%  12.4640%
   29     2/25/07  6.5165%  7.4579%    61    10/25/09 6.3203%  12.8795%
   30     3/25/07  7.2147%  8.2572%    62    11/25/09 6.1164%  12.4640%
   31     4/25/07  6.5165%  7.4583%    63    12/25/09 6.3203%  12.8795%
   32     5/25/07  6.7337%  7.7071%    64    1/25/10  6.1165%  12.4640%
------------------------------------------------------------------------------------------------------------


(1) Assumes the 1-year LIBOR remains constant at 2.36375% and run at the pricing speed to call.

(2) Assumes that 1 month Libor and 1-year LIBOR instantaneously increase to 20.00% on the Mortgage Loans and run at the pricing speed to call.





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